EXHIBIT 10.4



               Material has been omitted pursuant to a request for
            confidential treatment and filed separately with the SEC.



August 9, 2004


Coca-Cola Bottling Company
42 Overlea Blvd.
Toronto, Ontario
M4H 1B8

Attn:  John R. Alm, Chief Executive Officer

     Re:  1998-2010 Cold Drink Equipment Purchase Partnership
          Program ("Program")


Dear John:

This letter agreement ("Amendment") amends the letter agreement ("Canadian CAPPr Agreement") dated January 23, 2002 among Coca-Cola Ltd. ("CCL") and Coca-Cola Bottling Company ("CCBC"). All capitalized terms used in this Amendment have the same meaning given to them in the Canadian CAPPr Agreement unless otherwise defined herein.

Effective January 1, 2004 the parties agree to amend the Canadian CAPPr Agreement as follows:

Term
----

The "Term" paragraph of the Canadian CAPPr Agreement, which currently reads,

          "Except as otherwise provided herein, the term of this agreement is eleven (11) years, beginning as of January 1, 1998, and ending December 31, 2008 ("Term"). If CCBC is required to perform any obligations of the Program after the end of the eleven-year Term, such obligations of CCBC shall remain in effect beyond the eleven-year Term."

is hereby deleted in its entirety and replaced with the following:

          "Except as otherwise provided herein, the term of this Agreement is thirteen (13) years, beginning as of January 1, 1998 and ending December 31, 2010 ("Term"). If CCBC is required to perform any obligations of the Program after the end of the thirteen-year Term, such obligations of CCBC shall remain in effect beyond the thirteen-year Term."

Purchase Plan
-------------

The second paragraph in the "Purchase Plan" section of the Canadian CAPPr Agreement, which currently reads,

          "As part of the Plan CCBC agrees to purchase and place, at a minimum, 242,665 cumulative units of cold drink equipment in the Division over the eleven (11) year period from and including 1998 to 2008 (as provided in Exhibit B).

is hereby deleted in its entirety and replaced with the following:

          "As part of the Plan CCBC agrees to purchase and place, at a minimum, 242,665 cumulative units of cold drink equipment in the Division over the thirteen (13) year period from and including 1998 to 2010 (as provided in Exhibit B).

In addition, Exhibit B attached to the Canadian CAPPr Agreement is deleted in its entirety and replaced with the following:


           ---------------------------------------------------------------------
                       Annual        Annual            Annual         Cumulative
                       Vendors       Manual            Total
           ---------------------------------------------------------------------
            1998         ***          ***               ***               ***
           ---------------------------------------------------------------------
            1999         ***          ***               ***               ***
           ---------------------------------------------------------------------
            2000         ***          ***               ***               ***
           ---------------------------------------------------------------------
            2001         ***          ***               ***               ***
           ---------------------------------------------------------------------
            2002         ***          ***               ***               ***
           ---------------------------------------------------------------------
            2003         ***          ***               ***               ***
           ---------------------------------------------------------------------
            2004         ***          ***               ***               ***
           ---------------------------------------------------------------------
            2005         ***          ***               ***               ***
           ---------------------------------------------------------------------
            2006         ***          ***               ***               ***
           ---------------------------------------------------------------------
            2007         ***          ***               ***               ***
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------
            2008         ***          ***               ***               ***
           ---------------------------------------------------------------------
            2009         ***          ***               ***               ***
           ---------------------------------------------------------------------
            2010         ***          ***               ***           242,665
           ---------------------------------------------------------------------

*** Material hs been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

In view of the fact that fewer units of cold drink equipment will be purchased and placed in the Division in 2004 and 2005 than originally planned, and for the fact that half of the purchases and placements originally planned for 2004 and 2005 will now occur in 2009 and 2010, CCBC agrees to pay CCL a total of $2,000,000US as follows: $200,000US annually in years 2004 and 2009, and $400,000US annually in years 2005 through and including 2008.

This Amendment shall be executed simultaneously with the August 9, 2004 amendment to the Cold Drink Equipment Purchase Partnership Program dated January 23, 2002 between The Coca-Cola Company and Coca-Cola Enterprises Inc.

CCL and CCBC agree that this Amendment may be executed in counterparts and if so executed in counterparts, will be enforceable and effective upon the exchange of executed counterparts or the exchange of facsimile transmissions of the executed counterparts.

Except as stated herein, all other terms of the Canadian CAPPr Agreement remain unchanged.

CCL and CCBC each expressly acknowledge that this letter agreement was negotiated at arms length, is valid and enforceable according to its terms, and is supported by adequate consideration.

If this accurately reflects our agreement and understanding, please sign where indicated below and return a signed copy to me.

Sincerely,



COCA-COLA LTD.


By:  /s/ Vince R. Timpano
     --------------------
     Vince R. Timpano
     President

Accepted and Agreed to by
COCA-COLA BOTTLING COMPANY


By:  /s/ John R. Alm
     ---------------
     John R. Alm
     Chief Executive Officer